Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

Provision for income taxes

There is no provision for income taxes because the Company has incurred operating losses and capitalized certain items for income tax purposes since its inception and maintains a full valuation allowance against its net deferred tax assets. The reported amount of income tax expense for the period differs from the amount that would result from applying the federal statutory tax rate to net loss before taxes primarily because of the change in valuation allowance.

	For the Year Ended
	December 31, 2021	December 31, 2022
Statutory federal income tax rate	21.0%	21.0%
Change in valuation allowance	(21.0)%	(21.0)%
Income tax provision (benefit)	0.0%	0.0%

Deferred tax assets and valuation allowance

Deferred tax assets reflect the tax effects of net operating losses, tax credit carryovers, and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At December 31, 2021 and 2022, the Company’s deferred tax assets are the tax effects of amortization of organization and start-up costs, U.S. federal and state NOL carryforwards, and stock-based compensation.

The significant components of the net deferred tax assets are as follows (in thousands):

	December 31,	December 31,
	2021	2022
Deferred tax assets:
Organization and start-up costs	$324	$46
Net operating loss carryforwards	294	1,338
Stock-based compensation	11,876	14,475
Losses-put option and warrant issuance		226
Total deferred income tax assets	12,494	16,085
Valuation allowance	(12,494)	(16,085)
Deferred tax asset, net of allowance	$—	$—

The Company may be entitled to claim federal and state income tax credits for its 2020, 2021, and 2022 R&D activities, but these amounts have not yet been determined. Any R&D Credits generated by the Company in 2020, 2021, and 2022 would result in an additional deferred tax asset that would be subject to a full valuation allowance. Future changes in ownership may limit the utilization of R&D Credits due to Section 383 of the Internal Revenue Code of 1986, as amended, and similar provisions.